Q2 2025 SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION Four Corners Property Trust NYSE: FCPT

Cautionary note regarding forward-looking statements: This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding FCPT’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, acquisition pipeline, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics on the business operations of FCPT and FCPT’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of FCPT’s public disclosure obligations, FCPT expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in FCPT’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and FCPT can give no assurance that its expectations or the events described will occur as described. For a further discussion of these and other factors that could cause FCPT’s future results to differ materially from any forward-looking statements, see the risk factors described under the section entitled “Item 1A. Risk Factors” in FCPT’s annual report on Form 10-K for the year ended December 31, 2024 and other risks described in documents subsequently filed by FCPT from time to time with the Securities and Exchange Commission. Notice regarding non-GAAP financial measures: The information in this communication contains and refers to certain non-GAAP financial measures, including FFO and AFFO. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the Investors section of our website at www.fcpt.com, and on page 18 of this presentation. FORWARD LOOKING STATEMENTS AND DISCLAIMERS Q2 2025

Q2 2025 CONTENTS 1 FINANCIAL SUMMARY PG 3 2 REAL ESTATE PORTFOLIO SUMMARY PG 13 3 EXHIBITS PG 17

Q2 2025 CONSOLIDATING BALANCE SHEET

Q2 2025 CONSOLIDATED INCOME STATEMENT

Q2 2025 FFO & AFFO RECONCILIATION

Q2 2025 NET ASSET VALUE COMPONENTS

Q2 2025 CAPITALIZATION & KEY CREDIT METRICS

Q2 2025 DEBT SUMMARY Note: FCPT has entered into hedges effective July 2025 which hedge an additional $25 million of Term Loans. Pro forma, $560 million is hedged out of the current $590 million credit facility through November 2027

Q2 2025 CREDIT FACILITY AND HEDGING SUMMARY Note: FCPT has entered into hedges effective July 2025 which hedge an additional $25 million of Term Loans. $560 million is hedged out of the current $590 million credit facility through November 2027 and $460 through November 2028

Q2 2025 3.7-year Weighted average term for notes/term loans 95% Fixed rate debt 3.99% Weighted average cash interest rate $350 million Available on revolver 1 FULLY EXTENDED DEBT MATURITY SCHEDULE As of 6/30/2025 2

Q2 2025 DEBT COVENANTS

Q2 2025 1 FINANCIAL SUMMARY PG 3 3 EXHIBITS PG 17 CONTENTS 3 EXHIBITS PG 1 2 REAL ESTATE PORTFOLIO SUMMARY PG 13

Q2 2025 1,260 Leases / 165 Brands Annual Base Rent of $249.8 million1 66% casual dining, 11% quick service, 24% retail 54% Investment Grade2 1.4% Average Annual Rent Escalator3 BRAND DIVERSIFICATION Other casual dining restaurants Auto service Medical retail Other retail 4 Quick service restaurants 5 6

GEOGRAPHIC DIVERSIFICATION


WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
Annualized Base Rent[1] (%)
>10%
5.0%–10.0%
3.0%–5.0%
2.0%–3.0%
1.0 %–2.0%
<1.0%
No Properties

State	% ABR	Leases
TX	10.2%	105
FL	8.5%	89
OH	6.8%	88
IL	6.4%	79
GA	6.1%	77
IN	5.2%	76
TN	4.8%	52
MI	3.9%	63
AL	3.2%	49
VA	2.6%	34
NY	2.6%	36
PA	2.6%	26
NC	2.5%	35
MD	2.4%	33
SC	2.3%	32
KY	2.2%	29
WI	2.2%	34
LA	2.1%	29
CO	1.9%	27
CA	1.8%	15
OK	1.8%	25
IA	1.8%	28
MS	1.7%	24
MO	1.7%	26
AZ	1.3%	16
AR	1.2%	15
KS	1.2%	14
NV	1.2%	10
29-48	7.6%	94

Q2 2025 15

Q2 2025 %ANNUALIZED BASE RENT1 99.4%  occupied2 as of 6/30/2025 7.2 years weighted average lease term < 2.6%  of rental income  matures prior to 2027 LEASE MATURITY SCHEDULE

Q2 2025 2 REAL ESTATE PORTFOLIO SUMMARY PG 13 3 EXHIBITS PG 17 1 FINANCIAL SUMMARY PG 3 CONTENTS

GLOSSARY AND NON-GAAP DEFINITIONS

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP.

ABR refers to annual cash base rent as of 6/30/2025 and represents monthly contractual cash rent, excluding percentage rents, from leases, recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period.

EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization.

EBITDA*re* is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts ("NAREIT") as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses.

Adjusted EBITDA*re* is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt.

We believe that presenting supplemental reporting measures, or non-GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non-GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs.

Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information. For Darden, EBITDAR is updated biannually by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the average trailing twelve brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants.

Tenant EBITDAR coverage is calculated by dividing our reporting tenants' most recently reported EBITDAR by annual in-place cash base rent.

Funds From Operations ("FFO") is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non-FFO producing activities from FFO determined in accordance with the NAREIT definition. Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income.

Adjusted Funds From Operations ("AFFO") is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO:

1. Transaction costs incurred in connection with business combinations
2. Straight-line rent
3. Stock-based compensation expense
4. Non-cash amortization of deferred financing costs
5. Other non-cash interest expense (income)
6. Non-real estate investment depreciation
7. Merger, restructuring and other related costs
8. Impairment charges
9. Other non-cash revenue adjustments, including amortization of above and below market leases and lease incentives
10. Amortization of capitalized leasing costs
11. Debt extinguishment gains and losses
12. Non-cash expense (income) adjustments related to deferred tax benefits

AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs.

Properties refers to properties available for lease.

18

Q2 2025 RECONCILIATION SCHEDULES RECONCILIATION OF NET INCOME TO ADJUSTED EBITDARE RENTAL REVENUE AND PROPERTY EXPENSE DETAIL

FOOTNOTES

PAGE 6 FFO & AFFO RECONCILIATION

1. Amount represents non-cash deferred income tax (benefit) expense recognized at the Kerrow Restaurant Business
2. Assumes the issuance of common shares for OP units held by non-controlling interest

PAGE 7 NET ASSET VALUE COMPONENTS

1. See glossary on page 18 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 99% of Darden annual cash base rent (ABR), 55% of other restaurant ABR and 10% of non-restaurant ABR or 65% of total portfolio ABR. We have estimated Darden current EBITDAR coverage using sales results for the reported FCPT portfolio for the twelve months ended May 2025 and the brand average margins for the year ended May 2025
2. Lease term weighted by annual cash base rent (ABR) as defined in glossary
3. Current scheduled minimum contractual rent as of 6/30/2025
4. FCPT acquired 24 properties and leasehold interests in Q2 2025; FCPT had no dispositions in the quarter

PAGE 8 CAPITALIZATION & KEY CREDIT METRICS

1. Second quarter 2025 dividend was declared on 6/9/2025, and paid on 7/15/2025
2. Principal debt amount less cash and cash equivalents
3. Current quarter annualized. See glossary on page 18 for definitions of EBITDA*re* and Adjusted EBITDA*re* and page 18 for reconciliation to net income
4. Includes forward equity contracts outstanding as of 6/30/2025 for anticipated net proceeds of $206 million

PAGE 9 DEBT SUMMARY

1. Borrowings under the term loans accrue interest at a rate of daily SOFR plus 0.10% plus a 0.95%-1.00% credit spread. Through 2028, FCPT has entered into interest rate swaps that fix $535 million of Term Loans through November 2025, $535 million through November 2026, and $535 through November 2027, and $435 through November 2028. The all-in cash interest rate on the portion of the term loan that is fixed and including the credit spread and SOFR adjustment is approximately 3.7% for 2025, 4.0% for 2026, 4.0% for 2027, and 4.4% for 2028. A daily simple SOFR rate of 4.45% as of 6/30/2025 is used for the 9% of term loans that are not fixed through hedges
2. These notes are senior unsecured fixed rate obligations of the Company. Cash interest rate excludes amortization of swap gains and losses incurred in connection with the issuance of these notes. The annual amortization (benefit) of net hedge gains is currently $219 thousand per year
3. As of 6/30/2025, FCPT had no mortgage debt and 100% of FCPT properties were unencumbered
4. Excludes amortization of deferred financing costs on the credit facility and unsecured notes

PAGE 10 CREDIT FACILITY AND HEDGING SUMMARY

1. As of 7/29/2025. Through 2028, FCPT has entered into interest rate swaps that fix $560 million of Term Loans through November 2025, $560 million through November 2026, and $560 through November 2027, and $460 through November 2028. The all-in cash interest rate on the portion of the term loan that is fixed and including the credit spread and SOFR adjustment is approximately 3.8% for 2025, 4.1% for 2026, 4.0% for 2027, and 4.4% for 2028

PAGE 11 DEBT MATURITY SCHEDULE

Figures as of 6/30/2025, shown with options fully extended

1. The revolving credit facility expires on February 1, 2029 subject to FCPT's availability to extend the term for two additional six-month periods to February 1, 2030
2. Term Loan A-1 expires on February 1, 2029, Term Loan A-2 expires on November 9, 2026, and Term Loan A-5 expires March 14, 2027, subject to FCPT's availability to extend the term for one additional one-year period

PAGE 14 BRAND DIVERSIFICATION

1. Represents current scheduled minimum Annual Cash Base Rent (ABR) as of 6/30/2025, as defined in glossary
2. Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies from Fitch, S&P or Moody's
3. Average annual rent escalation through December 31, 2029 (weighted by annualized base rent)
4. Other retail includes properties leased to cell phone stores, bank branches, grocers amongst others. These are often below market rent leases, and many were purchased through the outparcel strategy
5. Driven Brands completed the sale of its U.S. car wash business (Take 5 Car Washes) to Whistle Express Car Wash on April 10, 2025
6. Several WellNow locations have been assigned to new entities and rebranded. WellNow remains obligated under the lease at these assigned locations; figure in the table reflects lower lease count and other metrics following the assignment

PAGE 15 GEOGRAPHIC DIVERSIFICATION

1. Annual cash base rent (ABR) as defined in glossary. Includes two leases in Alaska (not pictured)

PAGE 16 LEASE MATURITY SCHEDULE

Note: Excludes renewal options. All data as of 6/30/2025

1. Annual cash base rent (ABR) as defined in glossary
2. Occupancy based on portfolio square footage

PAGE 19 RECONCILIATION SCHEDULES

1. See glossary on page 18 for non-GAAP definitions
2. Other non-reimbursed property expenses include non-reimbursed tenant expenses, vacant property expenses, abandoned deal costs, property legal costs, and franchise taxes

Q2 2025 20

Q2 2025 SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION